UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 468-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b). On April 29, 2011 Thomas E. Plimpton, 61, Vice Chairman and a Director of PACCAR Inc, announced that he will retire from the Company effective July 15, 2011 after 34 years with the Company.

Item 5.02(c). Ronald E. Armstrong, 56, President of PACCAR Inc since January 1, 2011, will succeed Mr. Plimpton as principal financial officer upon Mr. Plimpton’s retirement. Mr. Armstrong served the Company as Executive Vice President from August 2010 to December 2010; Senior Vice President from December 2007 to July 2010; Vice President from January 2007 to November 2007; and Vice President and Controller from November 2002 to December 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: May 4, 2011	By:	/s/ D. C. ANDERSON
D. C. Anderson
Vice President and General Counsel